Exhibit 10.15

Execution Version

PUT CONFIRMATION ANNEX AMENDMENT AGREEMENT

dated as of July 1, 2009

among:	Dexia SA (“Dexia”)

and	Dexia Crédit Local S.A. (“DCL”), acting through its New York Branch

and	FSA Asset Management LLC (“FSAM”)

and	Financial Security Assurance Inc. (“FSA”)

W I T N E S S E T H

WHEREAS, on June 30, 2009, Dexia, DCL and FSAM entered into a securities option transaction pursuant to a Confirmation (the “Guaranteed Put Confirmation”) to a 1992 ISDA Master Agreement (Multicurrency—Cross Border), including the schedule and credit support annex thereto;

WHEREAS, on June 30, 2009, Dexia, DCL and FSAM, also entered into a securities option transaction pursuant to a Confirmation (the “Non-Guaranteed Put Confirmation”) to a 1992 ISDA Master Agreement (Multicurrency—Cross Border), including the schedule and credit support annex thereto; and

WHEREAS, reference is made to a certain Pledge and Administration Agreement (the “Pledge and Administration Agreement”), dated as of June 30, 2009, among Dexia, DCL, Dexia Bank Belgium SA, FSA, FSAM, FSA Portfolio Asset Limited, FSA Capital Markets Services LLC, FSA Capital Management Services LLC, FSA Capital Markets Services (Caymans) Ltd., and The Bank of New York Mellon Trust Company, National Association as the same may be amended, supplemented or modified from time to time.

WHEREAS, the parties hereto wish to replace in its entirety Annex 4 to each of the Guaranteed Put Confirmation and Non-Guaranteed Put Confirmation to reflect their original intent and to correct certain errors therein.

Capitalized terms used but not defined herein shall have meanings assigned such terms in the Guaranteed Put Confirmation, the Non-Guaranteed Put Confirmation or the Pledge and Administration Agreement.

NOW, THEREFORE, in consideration of the premises and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to the following:

1. Amendment to Annex I

Annex 4 (“Annex 4 — GICs”) to each of the Guaranteed Put Confirmation and the Non-Guaranteed Put Confirmation is hereby replaced in its entirety with Annex 1 hereto.

2. Governing Law.  THIS ANNEX AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND

5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK AND THE MANDATORY CHOICE OF LAW RULES CONTAINED IN THE UCC.

3. Counterparts.  The parties may execute this Annex Amendment Agreement in counterparts, each of which is deemed an original and all of which taken together constitute only one agreement.

4. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any U.S. federal or state court in The City of New York for the purpose of any suit, action, proceeding or judgment arising out of or relating to this Annex Amendment Agreement.  Each of the parties hereto hereby consents to the laying of venue in any such suit, action or proceeding in New York County, New York, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and agrees not to plead or claim the same.

5. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION.

6. Effectiveness.  This Annex Amendment Agreement shall be effective upon the execution hereof by the parties hereto, and Dexia having obtained the consent or acknowledgement of the Sovereign Guarantors to the terms hereof in accordance with the Sovereign Guarantee Reimbursement Agreement.

[signature page follows]

In Witness Whereof, the undersigned have executed this Annex Amendment Agreement as of the date first above written.

FSA ASSET MANAGEMENT LLC

By:
Name:
Title:

DEXIA SA

By:
Name:
Title:

DEXIA CRÉDIT LOCAL S.A., acting through its New York Branch

By:
Name:
Title:

FINANCIAL SECURITY ASSURANCE INC.

By:
Name:
Title:

Put Confirmation Annex Amendment Agreement